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                                                                    EXHIBIT 23.2

INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 333-71683 on Form S-8 of Redding Bancorp of our report dated January 21, 2000, appearing in this Annual Report on Form 10-K of Redding Bancorp for the year ended December 31, 1999.


/s/ DELOITTE & TOUCHE LLP
Sacramento, California
March 24, 2000